INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Common Stock — 66.5%
Financials — 0.3%
22,892	Ready Capital (a)	—	88,592

Real Estate — 22.8%
4,320	Elme Communities (a)	83,040	72,835
160,205	IQHQ, Inc. (c)(d)(m)	2,467,701	1,236,783
1,800	Mid-America Apartment Communities (a)	238,396	251,514
281,817	NexPoint Real Estate Finance, Inc., REIT (a)(e)	5,143,799	3,996,170
37,256	Safehold (a)	1,516,135	577,095

			6,134,397

Real Estate Investment Trust — 43.4%
75,000	Dreamscape Entertainment Properties, Inc. (b)(c)	1,500,000	1,306,500
90,000	Ground Lease (b)(c)(d)	1,800,000	1,685,700
28,322	NexPoint Residential Trust, Inc. (a)(e)	612,011	912,535
1,280	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	1,077,618	753,634
235	NRES REIT SUB II, LLC (b)(c)(d)(e)	1,725,751	2,082,471
154,944,094	NRESF REIT SUB, LLC (b)(c)(d)(e)	2,790,303	4,925,673

			11,666,513

	Total Common Stock (Cost $18,954,754)		17,889,502

U.S. Senior Loans (f) — 9.5%
Real Estate — 9.5%
698,352	NRES GERONIMO, LLC, (b)(c)(e)	698,352	593,770
2,000,000	NRES Storage Partners Operating Co., LLC, 10/01/2026 (b)(c)(e)	2,000,000	1,963,400

			2,557,170

	Total U.S. Senior Loans (Cost $2,698,352)		2,557,170

Preferred Stock — 8.1%
Real Estate — 8.1%
2,106,000	IQHQ, Inc., Series D-1 10.50%(b)(c)	2,068,239	2,060,447
112	IQHQ, Inc., Series E-1 13.50%(b)(c)(d)	111,620	112,395

	Total Preferred Stock (Cost $2,179,859)		2,172,842

Shares		Amortized Cost ($)	Value ($)
Revolving Credit Note — 5.5%
Real Estate — 5.5%
1,495,290	IQHQ, LP 13.50%, 12/31/2049 (b)(c)	1,495,290	1,477,347

	Total Revolving Credit Note (Cost $1,495,290)		1,477,347

Asset-Backed Securities — 2.6%
291,000	CIFC Funding, Series 2014-5A 0.00%, 7/17/2037 (g)(h)(i)	35,583	119,892
300,000	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (g)(h)(i)	94,500	83,940
250,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (g)(h)(i)	200,050	9,000
12,922,373	FRESB Mortgage Trust, Series 2020-SB76, Class X1 0.00%, 5/25/2030 (g)(i)	439,824	484,583

	Total Asset-Backed Securities (Cost $769,957)		697,415

Warrants — 1.0%
Real Estate — 1.0%
130,149	IQHQ, Inc., Expires (b)(c)	260,297	281,121

	Total Warrants (Cost $260,297)		281,121

Agency Collateralized Mortgage Obligation — 0.1%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.09%, 9/25/2046 (i)(j)	9,093	23,398

	Total Agency Collateralized Mortgage Obligations (Cost $9,093)		23,398

Units
Rights — 0.0%
Financials — 0.0%
22,892	Ready Capital (b)(c)(d)	—	—

	Total Rights (Cost $–)		—

INVESTMENT PORTFOLIO (unaudited)(continued)

As of September 30, 2025	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Cash Equivalents — 2.9%
Money Market Fund — 2.9%
789,168	Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.000%(k)	789,168	789,168

	Total Cash Equivalents (Cost $789,168)		789,168

Total Investments - 96.2%			25,887,963

(Cost $27,156,770)
Securities Sold Short — (13.1)%
Common Stock — (13.1)%
Real Estate — (13.1)%
(6,900)	Ryman Hospitality Properties		(618,171)
(48,500)	SL Green Realty		(2,900,785)

			(3,518,956)

	Total Common Stock (Proceeds $1,645,613)		(3,518,956)

	Total Securities Sold Short-(13.1)% (Proceeds $1,645,613)		(3,518,956)

Other Assets & Liabilities, Net - 16.9%(l)			4,539,264

Net Assets - 100.0%			26,908,271

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $5,898,741.
(b)

Securities with a total aggregate value of $17,242,458, or 64.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $18,479,242, or 68.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2025. Please see Notes to Investment Portfolio.

(d)	Non-income producing security.
(e)	Affiliated issuer. Assets with a total aggregate fair value of $15,227,653, or 56.6% of net assets, were affiliated with the Fund as of September 30, 2025.
(f)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of September 30, 2025, the SOFR 1 Month and SOFR 3 Month rates were 4.31% and 4.35%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(g)	No interest rate available.
(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2025, these securities amounted to $212,832 or 0.8% of net assets.

(i)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(j)	As of September 30, 2025, investments with a total aggregate value of $23,398 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(k)	Rate reported is 7 day effective yield.
(l)	As of September 30, 2025, $3,545,614 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of September 30, 2025	NexPoint Real Estate Strategies

(m)

Securities with a total aggregate value of $1,236,783, or 4.6% of net assets, were valued using the issuer’s fair market value NAV as a practical expedient under ASC 820. Please see Notes to Financial Statements for an explanation of this hierarchy.

FHLMC — Federal Home Loan Mortgage Corporation

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

Ltd. — Limited

REIT — Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of September 30, 2025 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	5.27	9/5/2025	10/6/2025	$(18,082)	$(18,000)	$(18,000)
Mizuho	FRESB Mortgage Trust, Series 2020-SB76, Class X1, 05/25/2030	5.27	9/5/2025	10/6/2025	(303,370)	(302,000)	(302,000)

Total Reverse Repurchase Agreements						$(320,000)	$(320,000)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the nine months ended September 30, 2025. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of NexPoint Asset Management, L.P., is the investment adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations. The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily avail-able, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgement of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2025, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, LLC interest, asset-backed securities, collateralized mortgage obligations and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an off-setting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid. For the period ended September 30, 2025, the Fund did not invest in options during the period.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	NexPoint Real Estate Strategies

Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2025:

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/ Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2025	Shares at September 30, 2025	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT SUB, LLC	149,385,399	$5,208,173	$—	$—	$178,037	$—	$—	$—	$(460,537)	$4,925,673	154,944,094	$—
NRES REIT SUB II, LLC	235	2,153,021	—	—	—	—	(130,000)	—	59,450	2,082,471	235	—
Other Affiliates
NexPoint Residential Trust, Inc. REIT (Common Stocks)	28,322	1,182,443	—	—	—	—	(17,755)	36,498	(288,651)	912,535	28,322	—
NexPoint Real Estate Finance (Common Stocks)	281,817	4,421,714	—	—	—	—	(77,802)	—	(347,742)	3,996,170	281,817	287,712
NexPoint SFR Operating Partnership, LP	100,000	97,150	—	—	—	—	—	—	(97,150)	—	—	—
NexPoint Storage Partners, Inc.	1,280	929,509	—	—	—	—	—	—	(175,875)	753,634	1,280	135,000
NRES Storage Partners Operating Co., LLC	2,000,000	1,987,600	—	—	—	—	—	—	(24,200)	1,963,400	2,000,000	—
NRES GERONIMO, LLC	600,000	578,782	—	—	98,352	—	—	—	(83,364)	593,770	698,352	55,931
NRES CMP Holdco	60,377	1,508,452	—	—	—	—	—	—	(1,508,452)	—	—	—

Total	152,457,430	$18,066,844	$—	$—	$276,389	$—	$(225,557)	$36,498	$(2,926,521)	$15,227,653	157,954,100	$478,643